SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant      [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         Sanford C. Bernstein Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rule 14a6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

Bernstein [GRAPHIC]
Investment Research and Management
A Unit of Alliance Capital Management L.P.

                          1345 Avenue of the Americas
                           New York, New York 10105

Fellow Bernstein Fund stockholders,

    This is to request your help with an important piece of Bernstein Fund business--the election of six members to the Fund's Board of Directors. As a stockholder of record on August 24, 2005, you're entitled to vote--and I urge you to do so--on the nominees whose names and relevant background information are enclosed. You may vote by completing and returning the enclosed proxy card, or by telephone or the Internet as described on the card, or in person at the above-cited address at the November 15th meeting in New York.

    If you are unable to attend the November 15th meeting, we encourage you to vote your proxy promptly. If properly executed and received in time, your proxy will be voted in accordance with the instructions you provide on your card. Unless you instruct otherwise, your vote will be recorded in favor of the election of each of the nominees as Directors. After returning your card, you may change your vote by (1) providing written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, (2) completing and signing another proxy of a later date, or (3) voting in person at the November 15th meeting in New York.

Sincerely,

Roger Hertog
President

                        SANFORD C. BERNSTEIN FUND, INC.

                      Tax-Managed International Portfolio
                            International Portfolio
                          Emerging Markets Portfolio
                  Short Duration New York Municipal Portfolio
                 Short Duration California Municipal Portfolio
                Short Duration Diversified Municipal Portfolio
                         New York Municipal Portfolio
                        California Municipal Portfolio
                        Diversified Municipal Portfolio
                   U.S. Government Short Duration Portfolio
                         Short Duration Plus Portfolio
                        Intermediate Duration Portfolio

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               November 15, 2005

To the Stockholders of the series of Sanford C. Bernstein Fund, Inc. (the
  "Fund"), a Maryland corporation:

   Notice is hereby given that an Annual Meeting of Stockholders of the series of the Fund (the "Meeting") will be held at the offices of the Fund, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, on November 15, 2005 at 11:00 a.m., Eastern Time, for the following purposes, which are described in the accompanying Proxy Statement dated September 8, 2005:

    1. To elect six Directors, each to hold office until a successor is duly elected and qualifies; and

    2. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

   The Board of Directors has fixed the close of business on August 24, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign, and promptly return the enclosed proxy card, or to vote by telephone at (866) 360-2513 or via the Internet as described on the enclosed proxy card.

   The Board of Directors of the Fund recommends a vote "FOR" each Director.

                                          By Order of the Board of Directors,

                                          Mark R. Manley
                                          Secretary

September 8, 2005
New York, New York

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also by telephone or through the Internet authorize a proxy to vote your shares. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your Proxy Card promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                               Page
                                                                               ----
Introduction                                                                     1
Proposal: Election of Directors                                                  2
Stock Ownership                                                                 11
Information as to the Fund's Investment Adviser and Distributors                12
Submission of Proposals for Next Meeting of Stockholders                        12
Other Matters                                                                   12
Reports to Stockholders                                                         12
Appendix A -- Outstanding Voting Shares                                        A-1
Appendix B -- Charter of the Nominating, Governance and Compensation Committee B-1

                                PROXY STATEMENT
                        SANFORD C. BERNSTEIN FUND, INC.

                      Tax-Managed International Portfolio
                            International Portfolio
                          Emerging Markets Portfolio
                  Short Duration New York Municipal Portfolio
                 Short Duration California Municipal Portfolio
                Short Duration Diversified Municipal Portfolio
                         New York Municipal Portfolio
                        California Municipal Portfolio
                        Diversified Municipal Portfolio
                   U.S. Government Short Duration Portfolio
                         Short Duration Plus Portfolio
                        Intermediate Duration Portfolio

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                               November 15, 2005

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Sanford C. Bernstein Fund, Inc. (the "Fund"). The Fund has twelve series - the Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, Short Duration New York Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio (individually, each a "Portfolio" and collectively, the "Portfolios"). The proxies are to be voted at an Annual Meeting of Stockholders of the series of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, on November 15, 2005 at 11:00 a.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone. The solicitation cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about
September 8, 2005.

   The Board has fixed the close of business on August 24, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. A table of the outstanding voting shares of the Portfolios as of the record date is presented in Appendix A. Each share is entitled to one vote (a fractional share is entitled to a fractional vote).

   Stockholders will be asked to vote for the election of six Directors for the Fund. All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of each of the nominees as Directors. Any stockholder may revoke his/her proxy at any time prior to exercising the proxy by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date, or by personally voting at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The approval of the Proposal requires the affirmative vote of a plurality of the votes cast; neither abstentions nor broker non-votes, if any, not being votes cast, will have any effect on the outcome of the Proposal.

   If any matter other than the election of directors properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

   A quorum for the Meeting will consist of the presence in person or by proxy of the holders of record of one-third of the shares of the Fund outstanding and entitled to vote at the Meeting. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for determining the existence of a quorum for the transaction of business with respect to the Fund. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board on the Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the record date to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on the Proposal will be voted against adjournment of the Proposal.

   Computershare Fund Services Inc., 280 Oser Avenue, Hauppauge, New York 11788, has been engaged to assist in soliciting proxies for the Meeting. Computershare Fund Services Inc. will receive a total fee of $40,000 from the Fund for its services, plus the reimbursement of out-of-pocket expenses.

                                   PROPOSAL
                             ELECTION OF DIRECTORS

   At the Meeting, Directors of the Fund are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies. It is the intention of the persons named as proxies in the accompanying proxy to nominate and vote in favor of the election of the nominees named below.

   The nominees for election to the Board are Ms. Rosalie J. Wolf and Messrs. Irwin Engelman, Bart Friedman, Roger Hertog, William Kristol and Thomas B. Stiles II. Each of these individuals currently serves on the Board.

   Each of the nominees has consented to serve as a Director. The Board knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend.

   Certain information concerning the nominees is set forth below.

                                                                        Number of
                                                                       Portfolios
  Name, Address and    Years of         Principal Occupation(s)        Overseen by Other Directorships
    Date of Birth      Service*           During Past 5 Years           Director    Held by Director
  -----------------   ----------        -----------------------        ----------- -------------------
INTERESTED
DIRECTOR
Roger Hertog,**       Since 1988 Vice Chairman and Director -              12      None
11/4/41                          Alliance Capital Management
                                 Corporation ("ACMC"), the general
                                 partner of Alliance Capital
                                 Management L.P. ("Alliance")
                                 since 2000. Prior thereto, President,
                                 Chief Operating Officer and
                                 Director - Sanford C. Bernstein &
                                 Co., Inc. since prior to 2000.

DISINTERESTED
DIRECTORS
Chairman of the Board Since 2000 Managing Partner, Botanica Capital        12      TIAA-CREF;
Rosalie J. Wolf,+,#              Partners LLC. From January 2001                   North European Oil
5/8/41                           through 2003, she was a Managing                  Royalty Trust
                                 Director at Offit Hall Capital
                                 Management LLC. From 1994-
                                 2000 she was Treasurer and Chief
                                 Investment Officer of The
                                 Rockefeller Foundation. Earlier she
                                 held financial executive positions
                                 with International Paper Company,
                                 Bankers Trust, and Mobil Oil
                                 Corporation.

Irwin Engelman,+,#    Since 2000 Business Consultant. Formerly,            12      WellGen Inc.; New
5/19/34                          Executive Vice President and Chief                Plan Excel Realty
                                 Financial Officer, YouthStream                    Trust; Baruch
                                 Media Networks; Vice Chairman                     College Fund;
                                 and Chief Administrative Officer,                 eMagin
                                 Revlon Inc., and Executive Vice                   Corporation;
                                 President and Chief Financial                     National Corporate
                                 Officer, MacAndrews & Forbes                      Theatre Fund;
                                 Holdings, Inc. since prior to 2000.               Temple Shaaray
                                                                                   Tefila

--------
* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Fund's Directors.

** Mr. Hertog is an "interested person", as defined in the Investment Company
   Act of 1940 ("1940 Act"), because of his affiliations with ACMC and Alliance. The address for Mr. Hertog is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

+  Member of the Audit Committee and Member of the Independent Directors
   Committee.

# The address of each disinterested Director is c/o Philip L. Kirstein, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                                                            Number of
                                                                           Portfolios
     Name, Address and       Years of        Principal Occupation(s)       Overseen by Other Directorships
       Date of Birth         Service*          During Past 5 Years          Director    Held by Director
     -----------------      ----------       -----------------------       ----------- -------------------
Bart Friedman,+,#,##        Since 2005 Senior Partner, Cahill, Gordon &        12      The Brookings
12/5/44                                Reindel LLP (law firm) since prior              Institution; Lincoln
                                       to 2000.                                        Center for the
                                                                                       Performing Arts;
                                                                                       The Mountain
                                                                                       School of Milton
                                                                                       Academy

William Kristol,+,#,##      Since 1994 Editor, The Weekly Standard since       12      Manhattan Institute;
12/23/52                               prior to 2000.                                  John M. Ashbrook
                                                                                       Center for Public
                                                                                       Affairs at Ashland
                                                                                       University; The
                                                                                       Salvatori Center at
                                                                                       Claremont
                                                                                       McKenna College;
                                                                                       The Shalem
                                                                                       Foundation

Thomas B. Stiles II, +,#,## Since 2003 President - Cedar Lawn                  12      Cedar Lawn
10/4/40                                Corporation (cemetery). Formerly                Corporation; Laguna
                                       Managing Director, Senior Portfolio             Beach Art Museum
                                       Manager and Director of
                                       Investment Strategy of Smith
                                       Barney Asset Management from
                                       1997 until his retirement in 1999.
                                       Prior thereto, Chairman and Chief
                                       Executive Officer of Greenwich
                                       Street Advisors from 1988-1997
                                       and Executive Vice
                                       President and Director of E.F.
                                       Hutton Group from 1982-1987.

--------
* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Fund's Directors.

+  Member of the Audit Committee and Member of the Independent Directors
   Committee.

# The address of each disinterested Director is c/o Philip L. Kirstein, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

## Member of the Nominating, Governance and Compensation Committee.

   The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the investment companies advised by Alliance (the "Alliance Funds") are set forth below.

                                                                               Aggregate Dollar Range
                                                                              of Equity Securities in
                      Dollar Range of Equity Securities in a Portfolio        the Alliance Funds as of
                                   as of August 19, 2005                          August 19, 2005
               -------------------------------------------------------------- ------------------------
Roger Hertog   Tax-Managed International Portfolio              Over $100,000       Over $100,000
               International Portfolio                                   None
               Emerging Markets Portfolio                       Over $100,000
               Short Duration New York Municipal Portfolio               None
               Short Duration California Municipal Portfolio             None
               Short Duration Diversified Municipal Portfolio            None
               New York Municipal Portfolio                     Over $100,000
               California Municipal Portfolio                            None
               Diversified Municipal Portfolio                           None
               U.S. Government Short Duration Portfolio                  None
               Short Duration Plus Portfolio                             None
               Intermediate Duration Portfolio                           None

Irwin Engelman Tax-Managed International Portfolio              Over $100,000       Over $100,000
               International Portfolio                          Over $100,000
               Emerging Markets Portfolio                       Over $100,000
               Short Duration New York Municipal Portfolio      Over $100,000
               Short Duration California Municipal Portfolio             None
               Short Duration Diversified Municipal Portfolio            None
               New York Municipal Portfolio                     Over $100,000
               California Municipal Portfolio                            None
               Diversified Municipal Portfolio                           None
               U.S. Government Short Duration Portfolio                  None
               Short Duration Plus Portfolio                             None
               Intermediate Duration Portfolio                           None

Bart Friedman  Tax-Managed International Portfolio            $10,001-$50,000     $10,001-$50,000
               International Portfolio                                   None
               Emerging Markets Portfolio                     $10,001-$50,000
               Short Duration New York Municipal Portfolio               None
               Short Duration California Municipal Portfolio             None
               Short Duration Diversified Municipal Portfolio            None
               New York Municipal Portfolio                              None
               California Municipal Portfolio                            None
               Diversified Municipal Portfolio                           None
               U.S. Government Short Duration Portfolio                  None
               Short Duration Plus Portfolio                             None
               Intermediate Duration Portfolio                           None

                                                                                     Aggregate Dollar Range
                                                                                    of Equity Securities in
                           Dollar Range of Equity Securities in a Portfolio         the Alliance Funds as of
                                         as of August 19, 2005                          August 19, 2005
                    --------------------------------------------------------------- ------------------------
William Kristol     Tax-Managed International Portfolio             $10,001-$50,000     $50,001-$100,000
                    International Portfolio                                    None
                    Emerging Markets Portfolio                      $10,001-$50,000
                    Short Duration New York Municipal Portfolio                None
                    Short Duration California Municipal Portfolio              None
                    Short Duration Diversified Municipal Portfolio  $10,001-$50,000
                    New York Municipal Portfolio                               None
                    California Municipal Portfolio                             None
                    Diversified Municipal Portfolio                            None
                    U.S. Government Short Duration Portfolio                   None
                    Short Duration Plus Portfolio                              None
                    Intermediate Duration Portfolio                            None

Thomas B. Stiles II Tax-Managed International Portfolio            $50,001-$100,000     $50,001-$100,000
                    International Portfolio                                    None
                    Emerging Markets Portfolio                      $10,001-$50,000
                    Short Duration New York Municipal Portfolio                None
                    Short Duration California Municipal Portfolio              None
                    Short Duration Diversified Municipal Portfolio             None
                    New York Municipal Portfolio                               None
                    California Municipal Portfolio                             None
                    Diversified Municipal Portfolio                            None
                    U.S. Government Short Duration Portfolio                   None
                    Short Duration Plus Portfolio                              None
                    Intermediate Duration Portfolio                            None

Rosalie J. Wolf     Tax-Managed International Portfolio             $10,001-$50,000     $50,001-$100,000
                    International Portfolio                                    None
                    Emerging Markets Portfolio                      $10,001-$50,000
                    Short Duration New York Municipal Portfolio                None
                    Short Duration California Municipal Portfolio              None
                    Short Duration Diversified Municipal Portfolio             None
                    New York Municipal Portfolio                    $10,001-$50,000
                    California Municipal Portfolio                             None
                    Diversified Municipal Portfolio                            None
                    U.S. Government Short Duration Portfolio                   None
                    Short Duration Plus Portfolio                              None
                    Intermediate Duration Portfolio                            None

   As of August 19, 2005, to the knowledge of management, the Directors and officers of the Fund, both individually and as a group, owned less than 1% of the shares of the Fund and each respective Portfolio. During the Fund's most recently completed fiscal year, the Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of Alliance or of any of its parents or subsidiaries.

   During its fiscal year ended in 2004, the Board met ten times. Each Director then in office attended at least 75% of the total number of meetings of the Board held during the fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the period for which he or she served. The Fund does not have a policy that requires a Director to attend annual meetings of stockholders but the Fund encourages such attendance.

   The Board has three standing committees: an Audit Committee, a Nominating, Governance and Compensation Committee, and an Independent Directors Committee. The members of the Fund's committees are identified above in the table listing the Directors. The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year.

   The Nominating, Governance and Compensation Committee met once during the Fund's most recently completed fiscal year. The Board has adopted a charter for its Nominating, Governance and Compensation Committee, a copy of which is included in Appendix B. Pursuant to the Fund's charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates candidates for the Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources. The Committee additionally makes recommendations to the Board regarding the compensation of Directors and the Fund's Chief Compliance Officer.

   The Nominating, Governance and Compensation Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders or, if an annual meeting was not held in the previous year, all required information must be received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Fund's Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. A detailed description of the criteria used by the Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Committee are included in Appendix B.

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Investment Management and Distribution Services Agreements. The Independent Directors Committee is a newly formed committee and, consequently, the Committee did not hold any meetings during the Fund's most recently completed fiscal year.

   The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of the Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director.

   The Fund does not pay any fees to, or reimburse expenses of, any Director during a time when the Director is an affiliated person of the Fund. The aggregate compensation paid by the Fund to the Directors during the fiscal year ended in 2004 is set forth below. None of the Directors is a director of any of the other Alliance Funds. The Fund does not provide compensation in the form of pension or retirement benefits to any of its directors.

                                         Compensation from
                                          the Fund during
                                          its Fiscal Year
                      Name of Director     ended in 2004
                      ----------------   -----------------
                     Roger Hertog             $     0
                     Irwin Engelman           $80,000
                     Bart Friedman            $     0
                     William Kristol          $75,000
                     Thomas B. Stiles II      $60,000
                     Rosalie J. Wolf          $80,000

   The Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the Fund.

Other Information

Officers of the Fund

   Certain information concerning the Fund's officers is set forth below. Each of the Fund's officers is elected by the Board to serve until his successor is duly elected and qualifies.

Name, Address* and          Position(s)
  Date of Birth    (Month and Year First Elected)    Principal Occupation during the past 5 years
------------------ ------------------------------    --------------------------------------------
Roger Hertog       President                      See biography on page 3.
11/4/41            1/1988

Philip L. Kirstein Senior Vice President and      Senior Vice President and Independent
5/29/45            Independent Compliance Officer Compliance Officer of the AllianceBernstein
                   10/2004                        Funds, with which he has been associated since
                                                  October 2004. Prior thereto, he was Of Counsel to
                                                  Kirkpatrick & Lockhart, LLP from October 2003
                                                  to October 2004, and General Counsel of Merrill
                                                  Lynch Investment Managers, L.P. since prior to
                                                  2000 until March 2003.

Mark D. Gersten    Treasurer and Chief Financial  Senior Vice President of Alliance Global Investor
10/4/50            Officer                        Services, Inc. ("AGIS"),** and a Vice President of
                   2/2004                         AllianceBernstein Investment Research and
                                                  Management, Inc.,** with which he has been
                                                  associated since prior to 2000.

Mark R. Manley     Secretary                      Senior Vice President, Deputy General Counsel
10/23/62           11/2003                        and Chief Compliance Officer of ACMC,** with
                                                  which he has been associated since prior to 2000.

--------
* The address for the Fund's officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of the Fund.

Independent Registered Public Accounting Firm

   At a meeting held on July 28, 2004, the Board approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, PricewaterhouseCoopers LLP, independent registered public accounting firm to audit the Fund's account for the fiscal year ending September 30, 2005. PricewaterhouseCoopers LLP has audited the accounts of the Fund for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

Independent Registered Public Accounting Firm's Fees

   The following Table sets forth the aggregate fees billed by the independent registered public accounting firm, PricewaterhouseCoopers LLP, for the last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual reports to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's adviser and entities that control, are controlled by or under common control with the adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Fund during this period.

                                                                                       All Fees for
                                                                                         Non-Audit
                                                                                         Services
                                                                      All Other Fees  Provided to the
                                                                       for Services  Fund, the Adviser
                                                   Audit               Provided to      and Service
         Name of Fund                Audit Fees Related Fees Tax Fees      Fund         Affiliates
         ------------                ---------- ------------ -------- -------------- -----------------
Tax-Managed                     2003  $ 92,013    $ 4,714    $36,011       n/a           $790,284
International Portfolio         2004  $108,848    $11,280    $80,329       n/a           $821,677

International Portfolio         2003  $ 48,811    $ 2,546    $19,904       n/a           $772,009
                                2004  $ 54,756    $ 7,399    $39,939       n/a           $777,406

Emerging Markets Portfolio      2003  $ 22,796    $ 2,446    $12,845       n/a           $764,850
                                2004  $ 28,801    $ 2,778    $23,490       n/a           $756,336

Short Duration New York         2003  $  6,061    $   448    $ 6,089       n/a           $756,096
Municipal Portfolio             2004  $  5,903    $ 1,101    $ 4,808       n/a           $735,977

Short Duration California       2003  $  2,263    $   227    $ 5,991       n/a           $755,777
Municipal Portfolio             2004  $  1,667    $   832    $ 1,538       n/a           $732,438

Short Duration Diversified      2003  $  3,195    $   282    $ 9,114       n/a           $758,955
Municipal Portfolio             2004  $  2,936    $   914    $   970       n/a           $731,952

New York Municipal Portfolio    2003  $ 31,262    $ 1,913    $18,276       n/a           $769,748
                                2004  $ 34,909    $ 5,701    $24,918       n/a           $760,687

California Municipal Portfolio  2003  $ 21,270    $ 1,332    $14,611       n/a           $765,502
                                2004  $ 26,537    $ 6,532    $17,661       n/a           $754,261

Diversified Municipal Portfolio 2003  $ 61,815    $ 3,701    $32,818       n/a           $786,078
                                2004  $ 69,400    $ 9,314    $51,954       n/a           $791,336

U.S. Government Short           2003  $  3,193    $   918    $ 9,089       n/a           $759,565
Duration Portfolio              2004  $  2,240    $   898    $ 2,026       n/a           $732,992

Short Duration Plus Portfolio   2003  $ 14,818    $   836    $ 9,980       n/a           $760,375
                                2004  $ 18,690    $ 6,236    $11,113       n/a           $747,417

Intermediate Duration Portfolio 2003  $ 61,503    $ 3,171    $14,578       n/a           $767,307
                                2004  $ 65,313    $14,296    $43,079       n/a           $787,443

   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the Table are for services pre-approved by the Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the adviser and Service Affiliates in the Table for the Fund that were subject to pre-approval by the Audit Committee for 2003 were: California Municipal Portfolio, $15,943 (comprising $1,332 of audit related fees and $14,611 of tax fees); Diversified Municipal Portfolio, $36,519 (comprising $3,701 of audit related fees and $32,818 of tax fees); Emerging Markets Portfolio, $15,291 (comprising $2,446 of audit related fees and $12,845 of tax fees); Intermediate Duration Portfolio, $17,749 (comprising $3,171 of audit related fees and $14,578 of tax fees); International Portfolio, $22,450 (comprising $2,546 of audit related fees and $19,904 of tax fees); New York Municipal Portfolio, $20,189 (comprising $1,913 of audit related fees and $18,276 of tax fees); Short Duration California Municipal Portfolio, $6,218 (comprising $227 of audit related fees and $5,991 of tax fees); Short Duration Diversified Municipal Portfolio, $9,396 (comprising $282 of audit related fees and $9,114 of tax fees); Short

Duration New York Municipal Portfolio, $6,537 (comprising $448 of audit related fees and $6,089 of tax fees); Short Duration Plus Portfolio, $10,816 (comprising $836 of audit related fees and $9,980 of tax fees); Tax-Managed International Portfolio, $40,725 (comprising $4,714 of audit related fees and $36,011 of tax fees); and U.S. Government Short Duration Portfolio, $10,007 (comprising $918 of audit related fees and $9,089 of tax fees).

   The amounts of the Fees for Non-Audit Services provided to the Fund, the adviser and Service Affiliates in the Table for the Fund that were subject to pre-approval by the Audit Committee for 2004 were: California Municipal Portfolio, $24,193 (comprising $6,532 of audit related fees and $17,661 of tax fees); Diversified Municipal Portfolio, $61,268 (comprising $9,314 of audit related fees and $51,954 of tax fees); Emerging Markets Portfolio, $26,268 (comprising $2,778 of audit related fees and $23,490 of tax fees); Intermediate Duration Portfolio, $57,375 (comprising $14,296 of audit related fees and $43,079 of tax fees); International Portfolio, $47,338 (comprising $7,399 of audit related fees and $39,939 of tax fees); New York Municipal Portfolio, $30,619 (comprising $5,701 of audit related fees and $24,918 of tax fees); Short Duration California Municipal Portfolio, $2,370 (comprising $832 of audit related fees and $1,538 of tax fees); Short Duration Diversified Municipal Portfolio, $1,884 (comprising $914 of audit related fees and $970 of tax fees); Short Duration New York Municipal Portfolio, $5,909 (comprising $1,101 of audit related fees and $4,808 of tax fees); Short Duration Plus Portfolio, $17,349 (comprising $6,236 of audit related fees and $11,113 of tax fees); Tax-Managed International Portfolio, $91,609 (comprising $11,280 of audit related fees and $80,329 of tax fees); and U.S. Government Short Duration Portfolio, $2,924 (comprising $898 of audit related fees and $2,026 of tax fees).

   The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

                                STOCK OWNERSHIP

   The following person(s) owned of record or were known by the Fund to beneficially own 5% or more of the Portfolios' shares (or class of shares, if applicable) as of August 19, 2005.

                                              Amount of Beneficial Percent of Each Class of Common Stock
    Name and Address of Beneficial Owner           Ownership            Based on Shares Outstanding
    ------------------------------------      -------------------- -------------------------------------
Short Duration California Municipal Portfolio
The Douglas Descendants' Irrevocable Trust           404,380                        7.51%
Neal and Christine Douglas, Trustees
11841 Francemont
Los Altos Hill, CA 94022-4466

Sheryl and Robert Lowe Living Trust                  441,863                        8.21%
Robert and Sheryl Lowe, Trustees
c/o Szabo Accountancy Corp.
23901 Calabasas Road, #2018
Calabasas, CA 91302-1597

Short Duration Diversified Municipal Portfolio
Family Dynamics, Inc.                              1,310,808                        6.37%
Gail Gregg-Strimenos, Chairman
Thomas A. Woodward, Secretary
1048 Strimenos Lane
Leesburg, FL 34748-8550

U.S. Government Short Duration Portfolio
Wells Fargo Bank Minnesota NA                        990,654                       14.25%
FBO Kennecott Technology
P.O. Box 1533
Minneapolis, MN 55480-1533

                INFORMATION AS TO THE FUND'S INVESTMENT ADVISER
                               AND DISTRIBUTORS

   The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The investment adviser also provides certain administrative services to the Fund. The Fund's distributors are Sanford C. Bernstein & Co., LLC and AllianceBernstein Investment Research and Management, Inc., 1345 Avenue of the Americas, New York, New York 10105.

                   SUBMISSION OF PROPOSALS FOR NEXT MEETING
                                OF STOCKHOLDERS

   The Fund does not hold stockholder meetings annually. Any stockholder who wishes to submit a proposal to be considered at the Fund's next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before the Board of Directors makes the solicitation relating to such meeting, in order to be included in the Fund's proxy statement and form of proxy card relating to such meeting.

                                 OTHER MATTERS

   Management does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

   The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report and semi-annual report to stockholders upon request and without charge. To request a copy, please call (800) 227-4618 or write to Dennis Bowden at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Directors,

                                          Mark R. Manley
                                          Secretary

September 8, 2005
New York, New York

                                  APPENDIX A

                           OUTSTANDING VOTING SHARES

   A list of the outstanding voting shares of common stock for each of the Portfolios as of the record date is presented below:

                  Portfolio Name                 Number of Outstanding Shares
                  --------------                 ----------------------------
  Tax-Managed International Portfolio                    245,059,915
  International Portfolio                                121,551,589
  Emerging Markets Portfolio                              43,539,484
  Short Duration New York Municipal Portfolio              9,952,258
  Short Duration California Municipal Portfolio            5,346,721
  Short Duration Diversified Municipal Portfolio          20,510,749
  New York Municipal Portfolio                            99,776,731
  California Municipal Portfolio                          73,913,330
  Diversified Municipal Portfolio                        224,366,698
  U.S. Government Short Duration Portfolio                 6,960,324
  Short Duration Plus Portfolio                           40,970,340
  Intermediate Duration Portfolio                        250,701,883

                                  APPENDIX B

                        Sanford C. Bernstein Fund, Inc.

       Charter of the Nominating, Governance and Compensation Committee

                          Adopted as of July 28, 2004

   The Board of Directors of the Sanford C. Bernstein Fund, Inc. has adopted this Charter to govern the activities of the Nominating, Governance and Compensation Committee (the "Committee") of its Board. This charter supercedes the Nominating Committee Charter adopted as of April 22, 2004.

                           Primary Responsibilities

   The primary responsibilities of the Committee are:

    (i)to identify, consider and recommend to the Board for nomination individuals qualified to become members of the Board in the event a position is or becomes open, and in that connection to propose any necessary standards or qualifications for service on the Board;

   (ii)to monitor and evaluate industry and legal developments (particularly those applicable to Directors) with respect to governance matters, with a view to identifying and recommending "best practices" to the Board;

  (iii)to monitor and evaluate the structure, size and procedures of the Board and all Board committees, and to make recommendations to the Board regarding same;

   (iv)to study and recommend to the Board procedures for evaluating the performance of Directors and Board committees; and

    (v)to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer.

                           Organization of Committee

   The Committee shall be composed of as many Directors as the Board shall from time-to-time determine, but in no event fewer than two Directors. The Committee must consist entirely of Directors who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Directors"). The Independent Directors may remove or replace any member of the Committee at any time in their sole discretion.

   One or more members of the Committee may be designated by the Independent Directors as the Committee's Chair or Co-Chairs, as the case may be.

   Committee meetings shall be held as and when the Committee or the Board deems necessary or appropriate.

                              Nominating Function

Criteria for Director Nominees

   The Committee may take into account a wide variety of criteria in considering Director candidates, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry;
(ii) any experience possessed by the candidate as a director or senior officer of other companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, accounting, corporate governance or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; and (vii) such other criteria as the Committee deems relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Identification of Nominees

   In identifying potential candidates for the Board, the Committee may consider candidates recommended by one or more of the following sources:
(i) the Fund's current Directors; (ii) the Fund's officers; (iii) the Fund's investment adviser(s); (iv) the Fund's stockholders (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third-party search firm at the Fund's expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

   The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by stockholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Exhibit A of this Charter, as it may be amended from time to time by the Board, are met and followed (recommendations not properly submitted will not be considered by the Committee).

                              Governance Function

   The Committee will develop, recommend to the Board, and periodically review, as needed, guidelines on corporate governance matters. Such guidelines will include policies with respect to:

    (i)the training and orientation of Directors on an ongoing basis;

   (ii)the opportunity for Directors to meet with each other and counsel to discuss issues of concern to them;

  (iii)the establishment and revision, as needed, of the committee structure of the Board;

   (iv)the periodic evaluation of Director and committee performance; and

    (v)in general, the conduct of business by the Board, the Fund, and the Fund's adviser in accordance with high standards of integrity.

                             Compensation Function

   The Committee shall evaluate at least once a year the level and structure of the compensation of its Independent Directors and of the Fund's Chief Compliance Officer (the individual referred to as the "Senior Officer" in the Assurance of Discontinuance presently being negotiated between the adviser and the New York Attorney General). In fulfilling this role, among the factors the Committee shall consider are industry standards and norms for compensation of directors and senior compliance officers. The Committee shall have the authority to consider whether special compensation should be accorded to any Director who serves as a committee chair or co-chair. Following its evaluation, the Committee shall convey to the Board its recommendations regarding compensation.

                                  Consultants

   The Committee shall have the authority to select and retain such consultants as it deems necessary or appropriate, in its sole discretion, to accomplish its purposes. The Committee may invite such consultants to attend meetings of the Committee or to meet with any members of the Committee. The Committee shall have the authority to approve the fees and retention terms relating to such consultants, which fees shall be borne by the Fund.

                                                                      Exhibit A

                Procedures for the Committee's Consideration of
                     Candidates Submitted by Stockholders

                 (Amended and restated as of February 8, 2005)

   A candidate for nomination as a Board member submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

    1. A shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned at least 5% of the Company's common stock or shares of beneficial interest for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Board member may submit one candidate to the Committee for consideration at an annual meeting of shareholders.

    2. The Nominating Shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Company, to the attention of the Secretary, at the address of the principal executive offices of the Company.

    3. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting. If an annual meeting of shareholders was not held in the previous year, the Shareholder Recommendation must be so delivered or mailed and received within a reasonable amount of time before the Company begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by any other means deemed by the Committee or the Board to be reasonably calculated to inform shareholders.

    4. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the "candidate"); (B) any position or business relationship of the candidate, currently and within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder; (C) the class or series and number of all shares of the Company owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of members of the Board pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an "interested person" of the Company (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Company to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director/trustee or senior officer of public companies, memberships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a member of the Board if elected;
       (iii) the written and signed agreement of the candidate to complete a directors'/trustees' and officers' questionnaire if elected; (iv) the Nominating Shareholder's name as it appears on the Company's books and consent to be named as such by the Company; (v) the class or series and number of all shares of the Company owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each and identifying the nominee holders for the Nominating Shareholder and each such Associated Person of the Nominating Shareholder; and (vi) a description of all arrangements or understandings between the Nominating

       Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. "Associated Person of the Nominating Shareholder" as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, the Nominating Shareholder or any person required to be identified pursuant to clause (vi).

    5. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted and will not be considered by the Committee.

                        SANFORD C. BERNSTEIN FUND, INC.

                      Tax-Managed International Portfolio
                            International Portfolio
                          Emerging Markets Portfolio
                  Short Duration New York Municipal Portfolio
                 Short Duration California Municipal Portfolio
                Short Duration Diversified Municipal Portfolio
                         New York Municipal Portfolio
                        California Municipal Portfolio
                        Diversified Municipal Portfolio
                   U.S. Government Short Duration Portfolio
                         Short Duration Plus Portfolio
                        Intermediate Duration Portfolio

--------------------------------------------------------------------------------

         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
                               November 15, 2005

                     EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can authorize a proxy to vote your shares on the PHONE, or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy! Just follow these simple steps:

1.   Read your proxy statement and have it at hand.

2.   Call toll-free 1-866-290-1383, or go to website:
     https://vote.proxy-direct.com

3.   Follow the recorded or on-screen directions.

4.   Do not mail your Proxy Card when you vote by phone, or Internet.


                  Please detach at perforation before mailing.

                                    FORM OF

PROXY CARD              SANFORD C. BERNSTEIN FUND, INC.               PROXY CARD

        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 15, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. The undersigned stockholder of Sanford C. Bernstein Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Christina A. Morse and Carol H. Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at 11:00 a.m., Eastern Time, on November 15, 2005 at the offices of the Fund, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein), revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the election of each of the nominees referred to in the Proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders(s) on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-290-1383

Note: Please sign exactly as name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.


                                                     ---------------------------
                                                     Stockholder Sign here

                                                     ---------------------------
                                                     Co-owner Sign here

                                                     ---------------------------
                                                     Date

                      EVERY STOCKHOLDER'S VOTE IS IMPORTANT
                  Please detach at perforation before mailing.

This proxy covers all shares held in the following: __________________.

Tax-Managed International  International Portfolio    Emerging Markets Portfolio
Portfolio

Short Duration New York    Short Duration California  Short Duration Diversified
Municipal Portfolio        Municipal Portfolio        Municipal Portfolio

New York Municipal         California Municipal       Diversified Municipal
Portfolio                  Portfolio                  Portfolio

U.S. Government Short      Short Duration Plus        Intermediate Duration
Duration Portfolio         Portfolio                   Portfolio


YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES.

                                       PLEASE MARK BOXES BELOW IN BLUE OR BLACK
                                       INK AS FOLLOWS. Example: /x/


                                                                     FOR ALL
                                       FOR ALL       WITHHOLD ALL    EXCEPT

1.   Election of Directors.            / /           / /             / /

01   Rosalie J. Wolf         04   William Kristol
02   Roger Hertog            05   Bart Friedman
03   Irwin Engelman          06   Thomas B. Stiles II

To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder(s).

              PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN
               IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.






00250.0452 #600533